ASSETS HELD FOR SALE	6 Months Ended
Jun. 30, 2021
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
ASSETS HELD FOR SALE	ASSETS HELD FOR SALE
As at June 30, 2021, assets held for sale within Brookfield Renewable's operating segments include wind and solar facilities in the United States and Asia.
In April 2021, Brookfield Renewable, together with its institutional partners, entered into a binding agreement for the sale of its 100% interest in a 391 MW wind portfolio in the United States ("U.S. Wind Portfolio) for proceeds of approximately $365 million ($161 million net to Brookfield Renewable), adjusted for cash and working capital. A revaluation of the U.S. Wind Portfolio was performed in accordance with our accounting policy election to apply the revaluation method. Brookfield Renewable holds approximately 20% to 100% economic interest in each of the project entities within the U.S. Wind Portfolio and a 100% voting interest. The transaction is subject to customary closing conditions.
The following is a summary of the major items of assets and liabilities classified as held for sale:

(MILLIONS)	June 30, 2021	December 31, 2020
Assets
Cash and cash equivalents	$22	$4
Restricted cash	9	1
Trade receivables and other current assets	14	1
Property, plant and equipment	808	51
Other long-term assets	1	—
Assets held for sale	$854	$57
Liabilities
Current liabilities	$9	$—
Long-term debt	364	4
Other long-term liabilities	34	10
Liabilities directly associated with assets held for sale	$407	$14